--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 18, 2004

                             PRIME HOSPITALITY CORP.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     1-6869                     22-2640625
----------------------------      ----------------           -------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)

700 Route 46 East, Fairfield, New Jersey                             07004
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (973) 882-1010
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

          On August 18, 2004, Prime Hospitality Corp.  ("Prime")  announced that it had entered into an Agreement and Plan of Merger, dated as of August 18, 2004
(the "Merger  Agreement"),  pursuant to which affiliates of The Blackstone Group
(collectively,  "Blackstone") have agreed to acquire Prime for $12.25 per share, in cash.  The Board of  Directors of Prime  approved the  agreement in a special meeting on August 18,  2004.  The  transaction  is subject to Prime  stockholder approval and other customary conditions,  and is expected to be completed during the fourth quarter of 2004.

          A copy of the Merger  Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)   Exhibits

Exhibit Number          Description
--------------          -----------

99.1                    Agreement  and  Plan of  Merger,  among  BREP IV  Hotels
                        Holding L.L.C.,  BREP IV Hotels  Acquisition  L.L.C. and
                        Prime Hospitality Corp., dated as of August 18, 2004.

                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIME HOSPITALITY CORP.

Date:  August 19, 2004                 By: /s/ Richard T. Szymanski
                                          --------------------------------------
                                          Name:  Richard T. Szymanski
                                          Title: Senior Vice President and
                                                 Chief Financial Officer